Exhibit 10(bb)

AMENDMENT NO. 1

SUBORDINATED INDEMNITY AGREEMENT

This Amendment (“Amendment”), dated as of November 5, 1999, to the Subordinated Indemnity Agreement, dated as of April 1, 1998 (the “Original Agreement”), among Six Flags Entertainment Corporation, Six Flags Theme Parks Inc., SFOG II, Inc., SFT Holdings, Inc., Time Warner Inc., Time Warner Entertainment Company, L.P., TW-SPV Co., Premier Parks Inc., and GP Holdings Inc.  Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Original Agreement.

The parties intending to be legally bound agree as follows:

1.             The second sentence of Section 6.1.2 of the Original Agreement is amended in its entirety to read as follows:

“SFEC and its Subsidiaries shall not incur or suffer to exist any Indebtedness if such Indebtedness is guaranteed by any Person (other than SFEC and its Subsidiaries) or secured by a Lien upon or in assets owned by such Person other than Indebtedness of SFEC, the proceeds of which are used solely to effect the Covenant Defeasance or otherwise repay or repurchase the Zero Coupon Notes provided that Holdco may guarantee and secure with a Lien on its assets $1.2 billion of Indebtedness of SFEC and its Subsidiaries under the Credit Agreement dated the date hereof among Holdco, SFTP and the other parties named therein and any refinancing of such Indebtedness.”

2.             Section 6.1.6 of the Original Agreement is amended to add the following sentence as the last sentence thereof “Notwithstanding the foregoing, the term SFEC Subsidiary shall not include any subsidiary of SFEC that is organized under the laws of any jurisdiction other than the United States or any state thereof (a “Foreign Subsidiary”) to the extent that Holdco reasonably determines that such Foreign Subsidiary becoming a party to this Agreement as an SFEC Subsidiary is likely to have materially adverse tax consequences to Holdco or SFEC, provided, that Holdco Parties agree not to transfer any assets of SFEC or any SFEC Subsidiaries to any such Foreign Subsidiary other than (i) in connection with cash contributions to capital or loans to such Foreign Subsidiary or (ii) transfers of inventory or equipment, in each case in the ordinary course of business and that do not materially impair the security afforded the TW Parties under this Agreement; provided further that Holdco shall take commercially reasonable steps to provide a limited guarantee or substitute arrangement to provide the security otherwise intended to be provided by this Section 6.1.6 so longs as such limited guarantee or substitute arrangement in Holdco’s reasonable judgment not likely to have a material adverse tax consequences to Holdco.

3.             Holdco represents and warrants that it is a holding company and conducts all of its business operations through its Subsidiaries.

4.             Except as set forth in this Amendment, the Original Agreement shall remain in full force and effect.

5.             This Amendment may be signed in any number of counterparts each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the day and year first above written.

PREMIER PARKS INC.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

GP HOLDINGS INC.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

TIME WARNER INC.

By:	/s/ Robert Marcus
Robert Marcus
Vice President

TIME WARNER ENTERTAINMENT
COMPANY, L.P.

By:	/s/ Robert Marcus
Robert Marcus
Vice President

TW-SPV CO

By:	/s/ Robert Marcus
Robert Marcus
Vice President

SIX FLAGS ENTERTAINMENT
CORPORATION

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

SIX FLAGS THEME PARKS INC.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

SFOG II, INC.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

SFT HOLDINGS, INC.

By:	/s/ James M. Coughlin
James M. Coughlin
VP & General Counsel

Assumption Agreement

WHEREAS, on the date hereof, Six Flags Entertainment Corporation (“SFEC”) has merged (the “Merger”) with and into the undersigned, Premier Parks Operations Inc. (“PPO”).

WHEREAS, SFEC is a party to a Subordinated Indemnity Agreement dated as of April 1, 1998 as amended (the “Agreement”) among SFEC, Premier Parks Inc. (“Premier”) and Time Warner Inc.

WHEREAS, pursuant to Section 6.1.7 of the Agreement, PPO is required to assume the obligations of SFEC under the Agreement.

NOW, THEREFORE, PPO hereby agrees as follows:

1.             PPO hereby assumes all obligations of SFEC under the Agreement and agrees that all references in the Agreement to SFEC shall hereafter be deemed to be references to PPO.

2.             By this execution hereof, the following subsidiaries of PPO who are not party to this Agreement, agree to become parties thereto and bound by all of the terms and provisions thereof applicable to SFEC Subsidiaries.

IN WITNESS WHEREOF, PPO and its Subsidiaries named below have executed this Assumption Agreement as of November 5, 1999.

PREMIER PARKS OPERATIONS INC.

By:	/s/ James M. Coughlin
James M. Coughlin
Vice President and General Counsel

AURORA CAMPGROUND, INC.
INDIANA PARKS, INC.
OHIO CAMPGROUNDS, INC.
PARK MANAGEMENT CORP.
PREMIER WATERWORLD CONCORD INC.
PREMIER WATERWORLD SACRAMENTO INC.
TIERCO MARYLAND, INC.
TIERCO WATER PARK, INC.
FUNTIME PARKS, INC.
FUNTIME, INC.
WYANDOT LAKE, INC.
DARIEN LAKE THEME PARK AND CAMPING RESORT, INC.
PREMIER PARKS OF COLORADO INC.

ELITCH GARDENS L.P.
By: Premier Parks of Colorado Inc.,
Its General Partner
OHIO HOTEL LLC
GREAT ESCAPE THEME PARK LLC
GREAT ESCAPE LLC
GREAT ESCAPE HOLDING INC.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
FRONTIER CITY PROPERTIES, INC.
FRONTIER CITY PARTNERS LIMITED PARTNERSHIP
By: Frontier City Properties, Inc.,
Its General Partner
STUART AMUSEMENT COMPANY
RIVERSIDE PARK ENTERPRISES, INC.
KKI, LLC
RIVERSIDE PARK FOOD SERVICES, INC.
MWM HOLDINGS INC.

By:	/s/ James M. Coughlin
James M. Coughlin
Vice President and General Counsel